UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Road

Durham, North Carolina 27703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2025, IQVIA Holdings Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. Among other matters, stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to provide for the exculpation from liability for certain officers of the Company to the fullest extent permitted by Delaware law and to remove obsolete provisions relating to the Company’s previous classified board structure. The amendment to the Charter was previously approved by the Company’s board of directors, subject to stockholder approval. The amendment to the Charter became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 24, 2025.

The foregoing description of the amendment to the Charter is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation effective as of April 24, 2025, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on April 24, 2025, the Company held its 2025 Annual Meeting of Stockholders. As of February 24, 2025, the record date for the meeting, there were 176,315,036 shares of the Company’s common stock outstanding and entitled to vote on all matters. At the meeting, stockholders voted on the following proposals:

Proposal No. 1 – The following nominees were elected by majority vote to serve on the Company’s board of directors for one-year terms based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Ari Bousbib	144,332,933	7,497,655	559,543	8,003,968
Carol J. Burt	143,757,830	8,529,707	102,595	8,003,967
John G. Danhakl	148,121,196	4,095,102	173,834	8,003,967
James A. Fasano	150,129,399	2,157,255	103,478	8,003,967
Colleen A. Goggins	145,749,266	6,537,216	103,649	8,003,968
John. M. Leonard, MD	150,069,636	2,214,918	105,578	8,003,967
Leslie Wims Morris	151,220,467	994,026	175,640	8,003,966
Todd B. Sisitsky	131,664,362	20,622,138	103,632	8,003,967
Sheila A. Stamps	151,075,004	1,210,413	104,715	8,003,967

Proposal No. 2 – An advisory (non-binding) vote to approve the 2024 compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
125,637,769	26,212,786	539,576	8,003,968

Proposal No. 3 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
145,558,841	14,744,090	91,166	—

Proposal No. 4 – The Company’s proposal to approve an amendment to the Charter regarding officer exculpation was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Votes
138,590,858	13,662,237	137,037	8,003,967

Proposal No. 5 – An advisory (non-binding) stockholder proposal concerning special stockholder meetings received the following votes:

For	Against	Abstain	Broker Non-Votes
66,155,724	86,013,439	220,969	8,003,967

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of IQVIA Holdings Inc., effective April 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2025

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary